UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21527

The Endowment Master Fund, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices)         (Zip code)

John A. Blaisdell The Endowment Master Fund, L.P. 4265 San Felipe, 8th Floor Houston, TX 77027	With a copy to: George J. Zornada K & L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/14

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

the

ENDOWMENT FUND

The Endowment Master Fund, L.P.

Shareholder Report

December 31, 2014

Dear TEF Partners:

It has been an eventful year for The Endowment Fund (the “Fund”)1 and for the core alternative strategies it accesses on behalf of investors. We hope to achieve a couple objectives with this letter. First, we will provide an update on the performance of the Fund. Second, we will provide an update on our views of the environment for the Fund and its strategies in 2015 and beyond.

Recall that the goal of The Endowment Fund is to generate a high-quality return stream that targets approximately half the historical volatility of equities (8% target standard deviation) with very low correlation to traditional stocks and bonds.

Investment Performance in 2014

The Endowment Registered Fund returned 4.91% in 2014, which outpaced the HFRI FOF Composite Index by 1.53%. The year’s performance was driven by the second and third quarters with marks of 2.30% and 3.24%, respectively. The performance was an appreciated bounce after a slow start in Q1 by being down -1.22%.^

The mid-year success is attributed to the Energy and Private Equity asset classes that did well during the summer months surrounding a few successful oil and gas exploration and production IPOs and corresponding asset write-ups. The Private Equity and Energy Portfolios added 3.69% and 0.73%, respectively, to the overall portfolio (as a reminder, performance contribution is calculated by multiplying the return of the asset class by its allocation within the portfolio).^

Global Macro and Trading got a boost late in the year to finish at 0.46% when commodities volatility presented opportunities for some of our underlying funds. Real Estate and Relative Value had modest positive performance in 2014. Real Estate continues to edge higher after 2008 with many property types nearing or exceeding their pre-crisis values.^

The Event-Driven asset class was the only detractor for the year largely due to a single manager that had exposure to a wireless broadband company that went bankrupt in 2012. The markdown followed a proposed

1 The Endowment Fund has a variety of feeders, which all feed into a single “master” fund called The Endowment Master Fund, L.P. Each “feeder” fund has different expense ratios, which provide for slightly different returns from one “feeder” fund to the next. Accordingly, unless otherwise specified, the returns outlined herein are those of The Endowment Registered Fund, L.P., which is the largest “feeder” fund in The Endowment Fund complex. Your returns may vary, based on the feeder in which you invest and the timing of your investment. Please consult your capital account statement for the exact returns of your investment.

^ Portfolio composition is subject to change.

restructuring plan that would essentially wipe out the manager’s ownership in the company. We still believe there is a possibility to reclaim value out of this situation, but the events in 2014 were a medium-term setback, and we don’t believe this situation will be resolved soon.^

Source: Endowment Advisers, L.P., December 2014.

Private Equity includes performance from prior periods received after the prior month end. Past performance is not indicative of future results. Performance is based on total return.

Economic Overview

Following 2013 and the significant sell-off in the U.S. Treasury market as a result of the taper tantrum, most market strategists were predicting a further sell-off in rates for 2014. Instead, January 2014 saw the high in the U.S. 10-year yield as the 10-year Treasury rallied over the course of the year to finish 2014 close to 2%. Further, at the beginning of 2014, few market strategists were forecasting a nearly 50% drop in oil prices

Our point is that following market prognostications as an investment strategy often leads to poor results, and we believe that starting from a foundation of true diversification among the drivers of investment returns remains key. As such, we have built a diversified portfolio of alternative strategies across private markets and public markets, which we believe can be complementary and diversifying to portfolios that are built on traditional market exposures. Once a diversified portfolio has been built, we can then focus on what has transpired across asset classes and analyze those changes for future opportunities where there are significant reasons to change our positioning. Here is what we know:

•	U.S. Equity Dominance: The U.S. led developed markets in 2014 with a 12.7% return while emerging markets lagged considerably, posting a -2.2% return for the year.

•	Low Rates Anchored: 10-year rates in German and Japan are around 50 basis points and the US 10-year Treasury rate fell 100 bps during 2014

^ Portofilio Composition is subject to change.

•

Dollar Strength: The U.S. Dollar strengthened significantly during 2014 against major currencies like the Euro and Japanese Yen, commodity currencies like the Australian Dollar and Canadian Dollar, and emerging market currencies generally.

Based on what we know, here is what we think:

•

Divergence between Emerging Market Equities and Developed Equities: Expectations for domestic equity returns are extremely high while the negative outlook for emerging market equities (inflation, geopolitical risk, falling commodity prices, etc.) appears to be priced in. As such, there is a significant divergence in valuation levels when analyzing price to earnings ratios, which suggests a margin of safety in emerging market equities versus developed equities.

•

Dollar strength is reflective of divergence of U.S. economy from the rest of the world: We believe the dollar rally reflects the view that with strong growth the U.S. is approaching a more normal inflationary environment while other economies are struggling with low/no growth or deflation. As central bank behaviors diverge to accommodate their different needs, we would expect a pick-up in the volatility of asset prices, particularly in currencies and rates markets.

•

Pullback in oil will create opportunities: The pullback in oil has occurred quickly and violently, and companies will need to react quickly as the oil market remains over-supplied nearly nine months after oil peaked in price. With significant leverage on company balance sheets combined with declining revenues, our expectation is that the energy sector will experience significant stress where investments can be made that buy good companies and assets at attractive valuations due to poor capital structures.

We believe that The Endowment Fund is particularly well-positioned to benefit from three main characteristics going forward. First, we believe that emphasizing results that are driven by skill, diversification and premia like illiquidity are important to generating full cycle results that are not as sensitive to capital market returns, for which we have more limited potential return expectations on a going-forward basis. Second, we believe that maintaining investment in a mature private investments portfolio, which The Endowment Fund allows, may avoid many of the risks and pitfalls of new investments in multi-asset private portfolios. Finally, we believe that providing access to exclusive top-tier hedge funds, early stage hedge funds and co-investment opportunities allows the delivery of focused, diversifying exposures to core alternatives that are not as dependent on the rising and falling waves of the market.

We thank you for your continued support. If you have any questions, please do not hesitate to call our service desk at 1-800-725-9456.

Kindest Regards,

Endowment Advisers, L.P.2

2 This letter is provided solely for informational purposes and is exclusively intended for use by existing Fund investors and/or pre-qualified prospective Fund investors with whom the Fund or an authorized intermediary acting on behalf of the Fund has a pre-existing substantive relationship. No other distribution or use of this newsletter has been authorized. Neither this letter nor the information contained therein constitutes an offer to sell or a solicitation of any offer to buy any securities. Any offering or solicitation will be made only to eligible investors and pursuant to the current version of the applicable Private Placement Memorandum and other governing documents, all of which must be read in their entirety.

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors

The Endowment Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities and partners’ capital of The Endowment Master Fund, L.P. (the “Master Fund”), including the schedule of investments, as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodians and investees; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Master Fund as of December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 2, 2015

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2014

Assets
Investments in Investment Funds, at fair value (Cost $239,600,209)	$284,516,060
Investments in affiliated Investment Funds, at fair value (Cost $57,663,386)	44,877,316
Investments in securities, at fair value (Cost $2,638,080)	2,294,810

Total investments	331,688,186
Cash and cash equivalents	14,498,126
Interest and dividends receivable	2,481
Foreign currency, at value (Cost $825,746)	773,727
Advanced contributions to Investment Funds	6,000,000
Receivable from investments sold	13,120,821
Receivable from affiliated investments sold	6,716
Offshore withholding tax receivable	1,565,885
Prepaids and other assets	30,732

Total assets	367,686,674

Liabilities and Partners’ Capital
Withdrawals payable	9,847,036
Credit facility	36,000,000
Investment Management Fees payable	817,268
Payable to affiliate	422,005
Administration fees payable	70,681
Payable to Adviser	134,709
Payable to Directors	35,877
Accounts payable and accrued expenses	1,198,901

Total liabilities	48,526,477

Partners’ capital	319,160,197

Total liabilities and partners’ capital	$367,686,674

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

December 31, 2014

	Shares	Fair Value	% of Partners’ Capital

Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Cayman Islands
Energy (1.50% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.		$3,340,777
Sentient Global Resources Fund IV, L.P.		1,450,470
Private Equity (15.91% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.		87,790
CX Partners Fund Ltd(1)		3,956,709
Gavea Investment Fund II A, L.P.		234,868
Gavea Investment Fund III A, L.P.		3,437,682
Hillcrest Fund, L.P.		1,884,190
India Asset Recovery Fund L.P.		39,672
J.C. Flowers III L.P.(1)		2,278,954
LC Fund IV, L.P.(1)		3,657,123
New Horizon Capital III, L.P.(1)		4,743,819
Northstar Equity Partners III		1,177,866
Orchid Asia IV, L.P.(1)		1,352,071
Reservoir Capital Partners (Cayman), L.P.		2,203,444
Tiger Global Private Investment Partners IV, L.P.		1,927,302
Tiger Global Private Investment Partners V, L.P.(1)		8,676,096
Tiger Global Private Investment Partners VI, L.P.		2,258,662
Trustbridge Partners II, L.P.(1)		3,100,000
Trustbridge Partners III, L.P.		7,055,350
Trustbridge Partners IV, L.P.(1)		2,707,738
Real Estate (1.13% of Partners’ Capital)
Forum European Realty Income III, L.P.(1)		1,809,195
Phoenix Asia Real Estate Investments II, L.P.		1,550,395
Phoenix Real Estate Fund (T) L.P.		253,922
Relative Value (0.00% of Partners’ Capital)
Montrica Global Opportunities Fund L.P.	200	2,309

Total Cayman Islands		59,186,404

Guernsey
Private Equity (0.32% of Partners’ Capital)
Mid Europa Fund III LP(1)		1,007,568

Total Guernsey		1,007,568

Republic of Mauritius
Real Estate (0.74% of Partners’ Capital)
ORBIS Real Estate Fund I(2)		2,361,326

Total Republic of Mauritius		2,361,326

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2014

	Shares	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United Kingdom
Private Equity (1.26% of Partners’ Capital)
Darwin Private Equity I L.P.(1)		$856,964
Sovereign Capital Limited Partnership III		3,157,353
Real Estate (0.31% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.(1)		193,585
Patron Capital, L.P. II(1)		55,898
Patron Capital, L.P. III		729,588

Total United Kingdom		4,993,388

United States
Energy (10.53% of Partners’ Capital)
ArcLight Energy Partners Fund IV, L.P.(1)		567,295
ArcLight Energy Partners Fund V, L.P.(1)		960,102
CamCap Resources, L.P.		18,769
EIV Capital Fund II, LP		616,536
EMG AE Permian Co-Investment, LP		2,995,970
EnCap Energy Capital Fund VII-B LP(1)		582,651
EnCap Energy Infrastructure TE Feeder, L.P.(1)		691,024
Energy & Minerals Group Fund II, L.P.(1)		2,735,496
Intervale Capital Fund, L.P.(1)		951,690
Merit Energy Partners G, L.P.		2,797,219
Midstream & Resources Follow-On Fund, L.P.(1)		5,814,943
NGP Energy Technology Partners II, L.P.		1,050,946
NGP IX Offshore Fund, L.P.(1)		2,417,818
NGP Midstream & Resources, L.P.(1)		3,318,074
Quantum Parallel Partners V, LP		6,544,496
Tenaska Power Fund II-A, L.P.(1)		1,526,661
Tocqueville Gold Partners, L.P.		24,281
Event-Driven (4.15% of Partners’ Capital)
BDCM Partners I, L.P.		4,055,329
Credit Distressed Blue Line Fund, L.P.(2)		1,626,518
Fortelus Special Situations Fund LP		542,209
Halcyon European Structured Opportunities Fund L.P.(2)		10,042
Harbinger Capital Partners Fund I, L.P.(2)		2,659,886
Harbinger Capital Partners Fund II, L.P.		182,574
Harbinger Capital Partners Special Situations Fund, L.P.		138,286
Harbinger Class L Holdings (U.S.), LLC		17,171
Harbinger Class LS Holdings I (U.S.) Trust	592	—
Harbinger Class PE Holdings (U.S.) Trust	1	197,258

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2014

	Shares	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Event-Driven (4.15% of Partners’ Capital) (continued)
Prospect Harbor Credit Partners LP		$199,836
Providence MBS Fund, LP		3,624,646
Global Macro and Trading (22.70% of Partners’ Capital)
Blueshift Energy Fund, LP(2)		20,211,256
Cumulus Energy Fund, LP		8,553,691
D.E. Shaw Heliant Fund, LLC		13,459,028
Kepos Alpha Fund LP		17,038,407
Mirarc Domestic Fund, LP(3)		13,140,235
Passport Global Strategies III Ltd.	348	34,627
Private Equity (24.53% of Partners’ Capital)
Accel-KKR Capital Partners III, LP		1,941,812
Advent Latin American Private Equity Fund IV-F L.P.		639,968
Advent Latin American Private Equity Fund V-F L.P.		1,758,063
Artis Juicy SPV, L.P.		299,500
Artis Ventures II, L.P.		2,030,166
Audax Mezzanine Fund II, L.P.(1)		786,810
Audax Mezzanine Fund III, L.P.(1)		10,059,428
BDCM Opportunity Fund II, L.P.(1)		1,561,648
Black River Commodity Multi-Strategy Fund LLC		89,129
Capital Royalty Partners LP(1)		147,749
Catterton Growth Partners, L.P.		2,669,427
CCM Small Cap Value Qualified Fund, L.P.(2)		293,162
Chrysalis Ventures III, L.P.		364,210
Column Group II, LP		663,691
Crosslink Crossover Fund IV, L.P.		122,182
Crosslink Crossover Fund V, L.P.		731,050
Crosslink Crossover Fund VI, L.P.		2,959,274
Dace Ventures I, LP		218,586
Fairhaven Capital Partners, L.P.		1,346,838
Founders Fund III, LP		3,622,783
Founders Fund IV, LP		3,209,369
Garrison Opportunity Fund II A LLC		2,115,558
Garrison Opportunity Fund LLC		2,315,439
HealthCor Partners Fund, L.P.		1,477,212
Highland Credit Strategies Liquidation Vehicle Onshore		307,204
ILS Property & Casualty Master Fund Ltd.		786,193
Ithan Creek Partners, L.P.		1,767,160
Kior Shares Liquidating Capital Account		—

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2014

	Shares	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (24.53% of Partners’ Capital) (continued)
L-R Global Partners, L.P.		$62,759
MatlinPatterson Global Opportunities Partners III L.P.(1)		1,524,132
Middle East North Africa Opportunities Fund, L.P.(1)(2)	728	123,897
Monomoy Capital Partners II, L.P.		1,006,772
Monomoy Capital Partners, L.P.		357,098
Monsoon India Select Equity Fund 2, L.P.		46,312
Monsoon India Select Equity Fund, L.P.		25,809
Penta Asia Domestic Partners, L.P.		192,568
Pine Brook Capital Partners, L.P.(1)		2,982,247
Pinto America Growth Fund, L.P.		396,065
Private Equity Investment Fund V, L.P.(1)		7,560,049
Saints Capital VI, L.P.		1,983,835
Samlyn Onshore Fund, LP		61,247
Sanderling Venture Partners VI Co-Investment Fund, L.P.		265,899
Sanderling Venture Partners VI, L.P.		198,113
Sterling Capital Partners II, L.P.(1)		205,427
Sterling Group Partners II, L.P.		151,224
Sterling Group Partners III, L.P.		2,185,188
Strategic Value Global Opportunities Fund I-A, L.P.		208,687
TAEF Fund, LLC		519,455
Tenaya Capital V, LP		886,658
Tenaya Capital VI, LP		1,003,415
The Column Group, LP		2,340,000
The Raptor Global Fund L.P.	222	108,926
Trivest Fund IV, L.P.(1)		2,647,447
Tuckerbrook SB Global Distressed Fund I, L.P.		738,100
Valiant Capital Partners LP		741,345
VCFA Private Equity Partners IV, L.P.(1)		133,402
VCFA Venture Partners V, L.P.		643,749
Voyager Capital Fund III, L.P.		662,275
WestView Capital Partners II, L.P.(1)		4,030,528
Real Estate (5.73% of Partners’ Capital)
Aslan Realty Partners III, L.L.C.(1)		66,246
Cypress Realty VI Limited Partnership		745,387
Florida Real Estate Value Fund, L.P.		1,476,725
GTIS Brazil Real Estate Fund (Brazilian Real) LP(1)		3,067,793
Lone Star Real Estate Fund II (U.S.), L.P.		499,892
Monsoon Infrastructure & Realty Co-Invest, L.P.(1)		2,654,106

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2014

	Shares	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Real Estate (5.73% of Partners’ Capital) (continued)
Northwood Real Estate Co-Investors LP(1)		$1,183,659
Northwood Real Estate Partners LP(1)		1,786,885
Parmenter Realty Fund III, L.P.(1)		450,481
Parmenter Realty Fund IV, L.P.(1)		1,069,838
Pearlmark Mezzanine Realty Partners III, L.L.C.(1)		1,442,413
Pennybacker II, LP(1)		940,000
SBC Latin America Housing US Fund, LP		1,684,370
Square Mile Partners III LP(1)		1,229,381
Relative Value (12.99% of Partners’ Capital)
Blue Mountain Credit Alternatives Fund L.P.		4,202,430
Citadel Wellington LLC		19,606,393
Eton Park Fund, L.P.		372,846
Kenmont Onshore Fund, L.P.(2)		2,897
King Street Capital, L.P.		174,618
Magnetar Capital Fund LP		567,870
Magnetar SPV LLC		265,562
Millennium USA LP		11,377,862
OZ Asia Domestic Partners, LP(1)		285,246
PIPE Equity Partners, LLC(2)		1,334,510
PIPE Select Fund, LLC(2)		3,113,587
Stark Investments Ltd Partnership(1)		10,265
Stark Select Asset Fund, LLC		154,835

Total United States		257,347,306

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies		324,895,992	101.80%

Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Energy (0.07% of Partners’ Capital)
Ospraie Special Opportunities (Offshore) Ltd.		209,460
Private Equity (0.12% of Partners’ Capital)
Q China Holdings Ltd.	1,052	111,506
Q India Holdings Ltd.	2,429	185,505
Quorum Fund Ltd	1,608	93,494

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2014

	Shares	Fair Value	% of Partners’ Capital

Passive Foreign Investment Companies (continued)
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies (continued)
Relative Value (0.69% of Partners’ Capital)
CRC Credit Fund Ltd.	9,585	$2,074,787
Overseas CAP Partners, Inc.	14	117,140

Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies		2,791,892

Total Passive Foreign Investment Companies		2,791,892	0.88%

Private Corporations
United States
Real Estate (0.53% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc.		243,273
Legacy Partners Realty Fund III, Inc.		1,203,588
Net Lease Private REIT V, Inc.		2,367
Net Lease Private REIT VI, Inc.		66,204
Net Lease Private REIT VII, Inc.		95,030
Net Lease Private REIT VII-A, Inc.		95,030

Total Private Corporations		1,705,492	0.53%

Total Investments in Investment Funds (Cost $297,263,595)		329,393,376	103.21%

Investments in Securities
Common Stocks
China
Technology (0.09% of Partners’ Capital)
JD.com, Inc.	12,896	298,413
Japan
Consumer Products (0.05% of Partners’ Capital)
Aderans Co., Ltd.	15,700	148,925
United States
Financials (0.58% of Partners’ Capital)
Ellington Financial LLC(1)	92,000	1,836,320
Healthcare (0.00% of Partners’ Capital)
Chimerix, Inc.	277	11,152

Total Common Stocks		2,294,810	0.72%

Total Investments in Securities (Cost $2,638,080)		2,294,810	0.72%

Total Investments (Cost $299,901,675)		$331,688,186	103.93%

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2014

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2014 were $48,443,873. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All Investment Funds and securities are non-income producing unless noted otherwise.

(1)	Income producing investment
(2)	Affiliated investments (See note 5b)
(3)	Affiliated investments for which ownership exceeds 25% of Partners’ Capital

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2014

Investment income:
Dividend income (net of foreign tax withholding of $21,252)	$3,955,439
Interest income	1,293,797
Dividend income from affiliated investments	7,120

Total investment income	5,256,356

Expenses:
Investment Management Fees	7,581,994
Administration fees	482,682
Professional fees	4,865,339
Consulting fees	1,600,000
Custodian fees	168,309
Directors fees	107,133
Interest expense	151,109
Offshore withholding tax expense	384,037
Other expenses	1,028,325

Total expenses	16,368,928

Net investment loss	(11,112,572)

Net realized and unrealized gain (loss):
Net realized gain from investments and foreign currency translations	42,983,607
Net realized gain from futures contracts	7,029,230
Net realized loss from purchased options	(9,921,550)
Net realized gain from swap agreements	1,557,910
Net realized gain from redemptions in-kind	535,395
Net realized loss from affiliated Investment Funds	(3,987,385)
Change in unrealized appreciation/depreciation	(24,361,486)

Net realized and unrealized gain	13,835,721

Net increase in partners’ capital resulting from operations	$2,723,149

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statements of Changes in Partners’ Capital

Years Ended December 31, 2013 and December 31, 2014

Partners’ capital at December 31, 2012	$3,071,734,183
Contributions	468,913
Withdrawals	(1,130,957,698)
Net increase in partners’ capital resulting from operations:
Net investment loss	(20,454,781)
Net realized gain from investments and foreign currency translations	199,189,193
Net realized loss from futures contracts	(30,196,456)
Net realized loss from swap agreements	(59,469,633)
Net realized loss from forward foreign currency exchange contracts	(8,860,029)
Net realized loss from redemptions in-kind	170,632
Net realized gain from affiliated Investment Funds	19,603,727
Change in unrealized appreciation/depreciation	22,813,375

Net increase in partners’ capital resulting from operations	122,796,028

Partners’ capital at December 31, 2013	2,064,041,426

Contributions	352,657
Withdrawals	(24,684,806)
Transfer of Interests to The Endowment PMF Master Fund, L.P.	(1,723,272,229)
Net increase in partners’ capital resulting from operations:
Net investment loss	(11,112,572)
Net realized gain from investments and foreign currency translations	42,983,607
Net realized gain from futures contracts	7,029,230
Net realized loss from purchased options	(9,921,550)
Net realized gain from swap agreements	1,557,910
Net realized gain from redemptions in-kind	535,395
Net realized loss from affiliated Investment Funds	(3,987,385)
Change in unrealized appreciation/depreciation	(24,361,486)

Net increase in partners’ capital resulting from operations	2,723,149

Partners’ capital at December 31, 2014	$319,160,197

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2014

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$2,723,149
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(287,572,670)
Proceeds from disposition of investments	572,196,447
Premiums paid on credit default swap agreements	2,907,059
Net realized gain from investments	(33,477,189)
Net realized gain from redemptions in-kind	(535,395)
Net realized loss from affiliated Investment Funds	3,987,385
Change in unrealized appreciation/depreciation from investments	15,025,640
Change in unrealized appreciation/depreciation from swap agreements	1,608,926
Cash and other assets paid in transfer (Note 1)	(232,435,920)
Change in operating assets and liabilities:
Deposits with brokers for futures contracts	21,305,867
Deposits with brokers for swap agreements	15,534,304
Advanced contributions to Investment Funds	(6,000,000)
Interest and dividends receivable	(2,481)
Foreign currency, at value	(773,727)
Receivable from investments sold	72,260,004
Receivable from affiliated investments sold	35,235,562
Offshore withholding tax receivable	(1,565,885)
Prepaids and other assets	392,108
Investment Management Fees payable	(5,814,064)
Payable to affiliate	422,005
Offshore withholding tax payable	(910,683)
Administration fees payable	(185,103)
Payable to Adviser	34,709
Payable to Directors	(105,873)
Accounts payable and accrued expenses	168,380

Net cash provided by operating activities	174,422,555

Cash flows from financing activities:
Borrowings on credit facility	36,000,000
Contributions	352,657
Withdrawals	(665,708,447)

Net cash used in financing activities	(629,355,790)

Net change in cash and cash equivalents	(454,933,235)
Cash and cash equivalents at beginning of year	469,431,361

Cash and cash equivalents at end of year	$14,498,126

Supplemental schedule of cash activity:
Cash paid for offshore withholding taxes	$2,860,605
Cash paid for interest	158,495
Supplemental schedule of noncash activity:
Redemptions in-kind (Cost $1,162,094)	$1,524,972
Transfer of Interests to The Endowment PMF Master Fund, L.P. (Note 1)	(1,490,836,309)

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements

December 31, 2014

(1) ORGANIZATION

The Endowment Master Fund, L.P. (the “Master Fund”) a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently eight feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund is primarily a “fund of funds” which pursues its investment objective by investing its assets in a variety of investment vehicles including, but not limited to, limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Investment Funds are managed by a carefully selected group of investment managers, identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, as hereinafter defined, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

On March 31, 2014 the Master Fund transferred in-kind a portfolio of Investment Funds to The Endowment PMF Master Fund, L.P. (the “PMF Master Fund”), in exchange for limited partnership interests (the “Interests”) of the PMF Master Fund totaling $1,723,272,229. The transfer was accounted for as a tax-free transaction resulting in Investment Funds transferring to the PMF Master Fund with a total market value of $1,490,836,309, consisting of total cost and accumulated appreciation of $1,317,376,887 and $173,459,422, respectively, and cash and other assets of $232,435,920.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Master Fund and the results of its operations. The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

Dividend income is recorded on the ex-dividend date. Other investment fund distributions are recorded based on the detail provided with the distribution notice, as applicable. Realized gains or losses on the disposition of investments are accounted for based on the first in first out method.

(d) INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of partners’ capital of the Master Fund as of December 31, 2014.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

Investments held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES— In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing bid and ask prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security. Such fair valued securities are typically categorized as Level 2 in the fair value hierarchy, based upon the inputs used to value the securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued at the midpoint of closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such investments in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate and the 30 day forward rate, or the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

•

OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value, and are typically categorized as Level 2 in the fair value hierarchy.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the valuation procedures approved by the Board. In each of these situations, valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not segregate the results of operations resulting from changes in foreign exchange rates on

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations reported in the accompanying Statement of Operations and Statement of Changes in Partners’ Capital.

(f) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end, if any, are presented in the Master Fund’s Schedules of Investments. In addition to the derivatives held by the Master Fund, the Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments the Master Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS CONTRACTS—The Master Fund may invest in options contracts to speculate on the price movements of a financial instrument or for use as an economic hedge against certain positions held in the Master Fund’s portfolio. Options contracts purchased give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. Options contracts written obligate the Master Fund to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. When the Master Fund writes an options contract, an amount equal to the premium received by the Master Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option contract written.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Master Fund may enter into forward foreign currency exchange contracts in connection with its investment objective in order to gain more or less exposure to foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Master Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Master Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Master Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Master Fund may invest in futures contracts as part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Master Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Master Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) from futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

SWAP AGREEMENTS—The Master Fund may invest in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receipt of a net amount equal to the par value of the defaulted reference entity less its recovery value. The Master Fund is usually a net seller of credit default swap agreements.

The Master Fund as a seller of a credit default swap agreement would have the right to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Master Fund would receive from the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the Master Fund would keep the stream of payments and would have no further obligations to the counterparty. As a seller, the Master Fund is subject to investment exposure on the notional amount of the swap agreement.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Master Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Master Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

During the year ended December 31, 2014, the Master Fund’s direct investments in derivatives consisted of the purchase and sale of call options contracts, the purchase and sale of futures contracts, and the purchase and sale of total return and credit default swap agreements. Investment Funds in which the Master Fund invests may also purchase and sell derivative instruments and other financial instruments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

As of December 31, 2014, the Master Fund held no direct investments in derivative instruments.

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2014:

	Realized Gain (Loss) from Derivative Instruments	Change in Unrealized Appreciation/ Depreciation from Derivative Instruments
Equity Risk Exposure:
Futures Contracts	$8,523,419	$(9,206,091)
Total Return Swap Agreements	320,224	(268,006)

Interest Rate Risk Exposure:
Futures Contracts	(1,494,189)	1,212,498
Call Options Purchased	(9,921,550)	4,241,080

Credit Risk Exposure:
Credit Default Swap Agreements	1,237,686	(1,340,920)

As described above, the Master Fund utilized derivative instruments to achieve its investment objective during the year ended December 31, 2014. The Master Fund may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with its derivative contract counterparties whereby the Master Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at December 31, 2014, the Master Funds is subject to master netting agreements that allow for amounts owed between the Master Fund and its counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. At December 31, 2014, the Master Fund had one ISDA Master Agreement in place with Goldman Sachs for which master netting agreements (“MNA”) apply only to amounts owed in the same currency and in respect of the same transaction.

As of December 31, 2014, the Master Fund held no investments subject to a MNA.

(g) CFTC REGULATION

The Master Fund is deemed to be a commodity pool under the Commodity Exchange Act, as amended (the “CEA”). In 2013, the CFTC adopted final regulations designed to harmonize the obligations of registered commodity pool operators (“CPOs”) for commodity pools that are also registered as investment companies under the 1940 Act (the “Harmonization Rules”). Under the Harmonization Rules, the CFTC generally will accept the SEC’s disclosure, reporting, and recordkeeping regime as “substituted compliance” for substantially all of the CFTC’s regulations as long as the CPO complies with applicable requirements under the SEC’s statutory and regulatory compliance regime to which it or the pool is already subject. The Adviser intends to operate the Master Fund in compliance with the CFTC’s Harmonization Rules.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

(h) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(i) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

(j) INCOME TAXES

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund may serve as withholding agent for its offshore feeder funds.

For the tax years ended December 31, 2012 through December 31, 2014, and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2014, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years ended December 31, 2012 through December 31, 2014 remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by federal and state tax jurisdictions.

(k) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2—investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term”

•

Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Master Fund’s Level 3 investments. The valuations are supported by methodologies employed by the Investment Funds’ market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

The following is a summary categorization of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments as of December 31, 2014:

	LEVEL 1	LEVEL 2	LEVEL 3	Total Investments
	Investments	Investments	Investments
Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Energy	$—	$—	$38,405,218	$38,405,218
Event-Driven	—	3,624,646	9,629,109	13,253,755
Global Macro and Trading	—	25,592,098	46,845,146	72,437,244
Private Equity	—	—	134,077,460	134,077,460
Real Estate	—	—	25,251,085	25,251,085
Relative Value	—	—	41,471,230	41,471,230
Passive Foreign Investment Companies
Energy	—	—	209,460	209,460
Private Equity	—	—	390,505	390,505
Relative Value	—	—	2,191,927	2,191,927
Private Corporations
Real Estate	—	—	1,705,492	1,705,492
Investment Securities
Common Stocks
Consumer Products	148,925	—	—	148,925
Financials	1,836,320	—	—	1,836,320
Healthcare	11,152	—	—	11,152
Technology	298,413	—	—	298,413

Total	$2,294,810	$29,216,744	$300,176,632	$331,688,186

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 or Level 2 investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

The following table is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 fair value measurements for investments held as of December 31, 2014:

	Fair Value as of December 31, 2014	Valuation Technique		Liquidity of Investments	Adjustments To NAV**
Investments
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Energy	$38,405,218	NAV as Practical Expedient	*	Non-redeemable	None
Event-Driven	9,629,109	NAV as Practical Expedient	*	Quarterly or Greater	None
Global Macro and Trading	46,845,146	NAV as Practical Expedient	*	Monthly or Greater	None
Private Equity	134,077,460	NAV as Practical Expedient	*	Non-redeemable	None
Real Estate	25,251,085	NAV as Practical Expedient	*	Non-redeemable	None
Relative Value	41,471,230	NAV as Practical Expedient	*	Quarterly or Greater	None
Passive Foreign Investment Companies
Energy	209,460	NAV as Practical Expedient	*	Non-redeemable	None
Private Equity	390,505	NAV as Practical Expedient	*	Non-redeemable	None
Relative Value	2,191,927	NAV as Practical Expedient	*	Non-redeemable	None
Private Corporations
Real Estate	1,705,492	NAV as Practical Expedient	*	Non-redeemable	None

Total Investments	$300,176,632

*	Unobservable valuation input.

**

Amounts represent adjustments, if any, made to NAV provided by the investment manager or administrator of the Investment Funds. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following: the practical expedient NAV received is not as of the Master Fund’s measurement date; it is probable that the Investment Fund will be sold at a value significantly different than the reported expedient NAV; it is determined by the Board Valuation Committee that the Investment Fund is not being valued at fair value by the Investment Fund manager.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

Transfers that occurred between Levels 2 and 3 during the year ended December 31, 2014, based on levels assigned to Investments on December 31, 2013, are included in the table below. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2013	Redemptions In-Kind	Transfers In1	Transfers Out[2]	Transfers In-Kind[3]	Gross Purchases	Gross Sales[4]	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2014
Investments
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Energy	$227,684,804	$—	$—	$—	$(192,104,381)	$12,846,723	$(13,126,633)	$6,487,820	$(3,383,115)	$38,405,218
Event-Driven	92,523,536	—	—	—	(69,150,029)	—	(8,605,553)	478,186	(5,617,031)	9,629,109
Global Macro and Trading	140,888,664	—	34,627	(17,038,407)	(90,538,577)	47,000,000	(31,755,125)	6,913,857	(8,659,893)	46,845,146
Private Equity	804,709,299	—	—	—	(626,822,061)	27,003,894	(86,061,939)	18,832,261	(3,583,994)	134,077,460
Real Estate	182,601,579	—	—	—	(149,145,780)	3,517,154	(11,376,042)	2,090,052	(2,435,878)	25,251,085
Relative Value	163,547,560	—	19,979,239	—	(134,027,638)	6,008,234	(15,609,299)	(1,364,173)	2,937,307	41,471,230
Passive Foreign Investment Companies
Energy	4,000,974	—	—	—	(1,455,515)	—	(2,329,930)	533,764	(539,833)	209,460
Private Equity	615,629	364,940			(517,238)	—	—	—	(72,826)	390,505
Relative Value	22,127,566	—	—	—	(18,379,864)	14,381,001	(16,865,712)	436,706	492,230	2,191,927
Private Corporations
Real Estate	13,216,244	—	—	—	(10,202,859)	—	(1,070,927)	—	(236,966)	1,705,492

Total Investments	$1,651,915,855	$364,940	$20,013,866	$(17,038,407)	$(1,292,343,942)	$110,757,006	$(186,801,160)	$34,408,473	$(21,099,999)	$300,176,632

1	Transfers from Level 2 to Level 3 in the fair value hierarchy generally relate to changes in liquidity provisions of the Investment Funds.
2	Transfers from Level 3 to Level 2 in the fair value hierarchy generally relate to changes in liquidity provisions of the Investment Funds.
3

Transfers In-Kind were a tax free transfer that resulted from the March 31, 2014 tender offer of the Master Fund. Investment Funds were received by the PMF Master Fund at original cost and accumulated unrealized appreciation/depreciation.

4	Includes Return of Capital and Capital Gain Distributions.

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2014 is $(4,884,975).

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of December 31, 2014, that qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Energy (a)	Private investments in securities issued by companies in the energy and natural resources sectors.	$38,615	$10,021	up to 15 years	N/A	N/A	0-15 years
Event-Driven(b)	Strategies designed to profit from changes in the prices of securities of companies facing a major corporate event.	13,254	N/A	N/A	Quarterly	45-90	0-5 years; up to 2.5% early withdrawal fee; possible 25% investor level gate; illiquid side pocket capital
Global Macro and Trading(c)	Investments across global markets and security types seeking to profit from macroeconomic opportunities. Strategies can be discretionary or systematic. Includes commodity trading advisors.	72,437	N/A	N/A	Quarterly	30-90	0-5 years; up to 6% early redemption fee; possible hard lock within first 12 months; illiquid side pocket capital

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Private Equity(d)	Investments in nonpublic companies.	$134,468	$31,774	up to 10 years	N/A	N/A	0-10 years
Real Estate(e)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	26,957	6,649	up to 10 years	N/A	N/A	0-10 years
Relative Value(f)	Strategies seeking to profit from inefficiencies existing within capital structures, within markets, and across markets.	43,663	N/A	N/A	Quarterly	30-120	0-5 years; up to 7% early redemption fee; possible 5% fund level gate; illiquid side pocket capital
		$329,393	$48,444

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)

This category includes Investment Funds that invest primarily in privately issued securities by companies in the energy and natural resources sectors and private investments in energy-related assets or companies. The Investment Funds include private funds and private partnerships with private investments in their portfolios.

(b)

This category includes Investment Funds that invest primarily in the following securities: common stock, preferred stock, and many types of debt. Events include mergers, acquisitions, restructurings, spin-offs, and litigation.

(c)

This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global macro funds, and commodity trading advisors.

(d)

This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

(e)

This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

(f)

This category includes Investment Funds with low net exposure to most financial markets. Underlying strategies include Equity Market Neutral or Statistical Arbitrage, Capital Structure Arbitrage, Convertible Arbitrage, Volatility Arbitrage, and Credit Arbitrage.

The following is a summary of the fair value as percentage of partners’ capital, and liquidity provisions for Investment Funds constituting greater than 5% of the Master Fund’s partners’ capital as of December 31, 2014:

Passive Foreign Investment Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Redemption Frequency	Redemption Restrictions and Terms
Blueshift Energy Fund, L.P.	6.33%

Blueshift Energy Fund, L.P. invests substantially all of its assets in Blueshift Energy Master Fund, LP. Blueshift Energy Master Fund, LP was organized for the purpose of seeking capital appreciation of its assets through the speculative trading of commodity interests, including commodity options and futures contracts.

			Monthly	0-3 months; 2% early repurchase fee

Citadel Wellington LLC	6.14%

Citadel Wellington LLC seeks to achieve consistently high risk-adjusted rates of return in connection with the strategies employed. Citadel Advisors LLC generally employs, for the benefit of Citadel Wellington LLC, complex proprietary investment strategies, based on quantitative analysis as well as fundamental research, taking both long and short positions in a broad range of investment instruments, including securities, options, futures, currencies, derivatives and other assets.

			Quarterly	5% fund level gate subject to quarterly withdrawal allowances

Kepos Alpha Fund LP	5.34%

Kepos Alpha Fund LP invests substantially all of its assets in Kepos Alpha Master Fund L.P., which seeks to provide investors with an attractive total return on invested capital over an entire three to five year market cycle while maintaining a low correlation with global equity markets.

			Quarterly	N/A

(4) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. Periodically, the Adviser recommends to the Board that the Master Fund offer to repurchase Interests during the year, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

As of December 31, 2014 the Master Fund held investments in Investment Funds and securities. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of management fees of up to 3.0% annually of monthly average net assets. In addition, many Investment Funds also provide for performance incentive fees/ allocations of up to 30% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain investment managers. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

For the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $113,347,825 and $123,675,083, respectively.

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until such time. The Master Fund’s book cost as of December 31, 2014, was $299,901,675, resulting in accumulated net unrealized appreciation of $31,786,511 consisting of $66,525,158 in gross unrealized appreciation and $34,738,647 in gross unrealized depreciation.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

During the year ended December 31, 2014, certain investments were received through a transfer in-kind in connection with the redemption of certain investments. The fair value of these investments transferred-in-kind, related cost and realized gain (loss) were as follows:

Investments Redeemed	Fair Value	Cost	Realized Gain (Loss) on Transfers In-Kind	Unrealized Gain (Loss) on Transfers In-Kind	Investments Received
Q Funding III, L.P.	$531,086	$393,670	$137,416	$—	Houghton Mifflin Harcourt Co.
Q Funding III, L.P.	86,682	64,253	22,429	—	Q China Holdings, Ltd.
Q Funding III, L.P.	190,338	141,089	49,249	—	Q India Holdings, Ltd.
Q4 Funding, L.P.	168,582	140,425	28,157	—	Houghton Mifflin Harcourt Co.
Q4 Funding, L.P.	27,510	22,915	4,595	—	Q China Holdings, Ltd.
Q4 Funding, L.P.	60,410	50,320	10,090	—	Q India Holdings, Ltd.
Sanderling Ventury Partners VI Co-Investment Fund, L.P.	7,881	2,011	—	5,870	Chimerix, Inc.
Steel Partners Japan Strategic Fund, L.P.	152,522	330,909	—	(178,387)	Aderans Co., Ltd.
Tiger Global Private Investment Partners V, L.P.	299,961	16,502	283,459	—	JD.com, Inc.

	$1,524,972	$1,162,094	$535,395	$(172,517)

(b) AFFILIATED INVESTMENT FUNDS

At December 31, 2014, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. The activity resulting from investments in these Investment Funds, including interest and dividend income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated Investment Funds (including activity during the year ended December 31, 2014) is shown below:

Investment Funds	Shares 12/31/2013	Shares 12/31/2014	Fair Value 12/31/2013	Redemptions In-Kind	Transfers In-Kind	Cost of Purchases	Cost of Sales*	Realized Gain (Loss) on Investments	Change In Unrealized Appreciation/ Depreciation	Fair Value 12/31/2014	Interest/ Dividend Income
Blueshift Energy Fund, LP			$33,372,298	$—	$(29,055,673)	$14,000,000	$(7,124)	$7,124	$1,894,631	$20,211,256	$—
CCM Small Cap Value Qualified Fund, L.P.			5,210,242	—	(3,364,576)	—	(1,171,539)	(1,357,922)	976,957	293,162	—
Credit Distressed Blue Line Fund, L.P.			13,190,943	—	(10,477,931)	—	—	—	(1,086,494)	1,626,518	—
Halcyon European Structured Opportunities Fund L.P.			89,380	—	(56,154)	—	—	—	(23,184)	10,042	—
Harbinger Capital Partners Fund I, L.P.			25,240,685	—	(20,191,722)	—	—	—	(2,389,077)	2,659,886	—
Kenmont Onshore Fund, L.P.			18,684	—	(15,787)	—	—	—	—	2,897	—
Middle East North Africa Opportunities Fund, L.P.	5,089	728	1,315,734	—	(1,323,478)	—	(6,716)	(53,962)	192,319	123,897	7,120
Mirarc Domestic Fund, LP			—	—	—	15,000,000	—	—	(1,859,765)	13,140,235	—
ORBIS Real Estate Fund I			2,180,645	—	—	49,961	(212,687)	7,429	335,978	2,361,326	—
PIPE Equity Partners, LLC			12,411,446	—	(8,854,351)	—	(1,909,663)	(2,620,951)	2,308,029	1,334,510	—
PIPE Select Fund LLC			27,883,086	—	(21,397,958)	—	(3,246,347)	30,897	(156,091)	3,113,587	—

			$120,913,143	$—	$(94,737,630)	$29,049,961	$(6,554,076)	$(3,987,385)	$193,303	$44,877,316	$7,120

*	Sales include return of capital.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital of the Master Fund. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between the amounts of $2 billion and $5 billion, 2 basis points on partners’ capital between the amounts of $5 billion and $15 billion, and 1.25 basis points for amounts over $15 billion. The administration fee is payable monthly in arrears. The Administrator also provides the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The administration fees are paid out of the Master Fund’s assets, which decreases the net profits or increases the net losses of the partners in the Master Fund. As of December 31, 2014, the Master Fund had $319,160,197 in partners’ capital. The total administration fee incurred for the year ended December 31, 2014, was $482,682.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended December 31, 2014, $7,581,994 was incurred for Investment Management Fees.

(b) PLACEMENT AGENTS

The Master Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Master Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Master Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents. As of December 31, 2014, the two largest non-affiliated sub-placement agents service approximately 55.67% of the feeder funds assets which are invested in the Master Fund. To the extent that substantial numbers of investors have a relationship with a particular sub-placement agent, such sub-placement agent may have the ability to influence investor behavior, which may affect the Master Fund.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

(9) FUND BORROWING

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity, private energy and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund entered into a line of credit agreement (the “Credit Agreement”) with Credit Suisse AG on October 29, 2014. The terms of the Credit Agreement provide a $60,000,000 secured revolving credit facility. Borrowings under the Credit Agreement are secured by the Master Fund’s investments. The Credit Agreement provides for a commitment fee of 1.50% per annum on unused capacity above a certain threshold plus interest accruing on any borrowed amounts at the three month London Interbank Offered Rate (LIBOR) plus 2.24% per annum as defined in the Credit Agreement. The average principal balance and weighted average interest rate for the period from October 29, 2014 through December 31, 2014, was approximately $36,032,750 and 2.36% respectively. At December 31, 2014, the principal balance outstanding was $36,000,000 at an interest rate of 2.24%. The Credit Agreement expires on October 29, 2018.

(10) FINANCIAL HIGHLIGHTS

	Year ended December 31, 2014	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Net investment loss to average partners’ capital[1]	(1.79)%	(0.74)%	(0.81)%	(0.75)%	(0.84)%
Expenses to average partners’capital[1,2]	2.68%	1.37%	1.49%	1.27%	1.19%
Portfolio turnover	16.96%	16.95%	20.88%	26.72%	26.71%
Total return[3]	6.43%	4.67%	2.50%	(3.18)%	9.52%
Partners’ capital, end of period (000s)	$319,160	$2,064,041	$3,071,734	$4,301,279	$5,355,785

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

1	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the year.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2014

2

Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds. Expenses include U.S. offshore withholding tax, which is only allocable to investors investing through the offshore feeder funds.

3	Calculated as geometrically linked monthly returns for each month in the period.

(11) SUBSEQUENT EVENTS

Management of the Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2014.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2014

(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Master Fund, The Endowment Registered Fund, L.P., The Endowment Institutional Fund, L.P, The Endowment TEI Fund, L.P. and The Endowment Institutional TEI Fund W, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $15,000, paid quarterly, an annual Board meeting fee of $3,000, a fee of $1,000 per informal Board meeting, a fee of $1,000 per telephonic Board meeting, an annual fee of $833 for each Compliance committee member and $625 for each Audit and Valuation committee member, an annual fee of $5,000 for the valuation committee chairman and $3,000 for each other committee chair, each of which is paid quarterly, and an annual fee of $5,000, paid quarterly, to the Lead Independent Director. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Directors

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Blaisdell[1] Age: 54 Address: c/o The Endowment Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co- Principal Executive Officer (Since 2004)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	The Endowment Funds (5); The Endowment PMF Funds (3)	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (seven funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew Linbeck[1] Age: 50 Address: c/o The Endowment Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co- Principal Executive Officer (Since 2004)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	The Endowment Funds (5); The Endowment PMF Funds (3)	Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2012; Salient Midstream & MLP Fund (investment company) since 2012.

1

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Master Fund, The Endowment Registered Fund, L.P., The Endowment Institutional Fund, L.P., The Endowment TEI Fund, L.P., The Endowment Institutional TEI Fund W, L.P., and the Adviser.

Independent Directors

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Karin B. Bonding, CFA Age: 75 Address: c/o The Endowment Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Director (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	The Endowment Funds (5)	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (seven funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Brandes Investment Trust (investment companies) (four funds) 2006-2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds) 2005-2010.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan P. Carroll Age: 53 Address: c/o The Endowment Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Director (Since 2004)	President of Lazarus Financial LLC (holding company) since 2006; private investor for the past six years.	The Endowment Funds (5); The Endowment PMF Funds (3)	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (seven funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; LRR Energy, L.P. (energy company) since 2014.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Bernard Harris Age: 58 Address: c/o The Endowment Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Director (Since 2009)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	The Endowment Funds (5)	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (seven funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Babson funds (three) since 2011; Greater Houston Community Foundation, 2004- 2009; Monebo Technologies Inc., since 2009; The National Math and Science Initiative, and Space Agency, since 2008; Communities in Schools, since 2007; American Telemedicine Association, since 2007; U.S. Physical Therapy, Inc., since 2005; Houston Technology Center, since 2004; Houston Angel Network, since 2004; The Harris Foundation, Inc., since 1998.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Richard C. Johnson Age: 77 Address: c/o The Endowment Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Director (Since 2004)	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	The Endowment Funds (5); The Endowment PMF Funds (3)	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (seven funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012.
G. Edward Powell Age: 78 Address: c/o The Endowment Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Director (Since 2004)	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994).	The Endowment Funds (5); The Endowment PMF Funds (3)	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (seven funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., 2004 to 2013.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2014

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott E. Schwinger Age: 49 Address: c/o The Endowment Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Director (Since 2004)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	The Endowment Funds (5); The Endowment PMF Funds (3)	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (seven funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001.

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 41 Address: c/o The Endowment Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer (“CCO”) (Since 2010)	CCO, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008; Consultant, Wells Fargo Bank, 2000-2005.
John E. Price Age: 47 Address: c/o The Endowment Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer (Since 2004)	Partner, Managing Director and Chief Financial Officer of Salient since 2003.
Jeremy Radcliffe Age: 40 Address: c/o The Endowment Fund 4265 San Felipe, Suite 800, Houston, TX 77027	Secretary (Since 2013)	Managing Director of Salient, since 2002.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2014

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2014.

Asset Class[1]	Fair Value	%
Consumer Products	$148,925	0.04
Energy	38,614,678	11.64
Event-Driven	13,253,755	4.00
Financials	1,836,320	0.55
Global Macro and Trading	72,437,244	21.84
Healthcare	11,152	—	[2]
Private Equity	134,467,965	40.55
Real Estate	26,956,577	8.13
Relative Value	43,663,157	13.16
Technology	298,413	0.09

Total Investments	$331,688,186	100.00

1	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.
2	Amount rounds to less than 0.005%.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Privacy Policy (Unaudited)

The Master Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Master Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Master Fund’s service providers, including the Master Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Master Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$138,000	$136.500
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. The Endowment Master Fund, L.P. (the “Master Fund”), The Endowment Institutional Fund, L.P. (the “Institutional Fund”), The Endowment Registered Fund, L.P. (the “Registered Fund”), The Endowment TEI Fund, L.P. (the “TEI Fund”) and The Endowment Institutional TEI Fund W, L.P. (the “Institutional TEI W Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. Lee G. Partridge, Jeremy L. Radcliffe, William K. Enszer, William B. Hunt and William R. Guinn.

Mr. Partridge has served as an Investment Committee Member since January 15, 2013, and has served as Chief Investment Officer of Salient Partners, L.P. (“Salient”), which owns Salient Trust Co., LTA, a trust company chartered under the laws of the State of Texas, since January 15, 2013. Mr. Radcliffe has served as an Investment Committee Member since 2014 and Managing Director of Salient since 2002. Previously, he held the position of Partner of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002 (collectively, “Redstone”)). Mr. Enszer has served as an Investment Committee Member since 2014 and Director of Salient since 2010. Previously, he held the position of Vice President of Redstone Asset Management (from 2005-2010). Mr. Hunt has served as an Investment Committee Member since 2014 and as Chief Risk Officer of Salient since 2014. He previously held positions as a Senior Analyst and Portfolio Manager of Iridian Asset Management (from 1996-2011) and Professor at Southern Methodist University (from 1991-2000). Mr. Guinn has served as an Investment Committee Member since 2014 and Director of Salient since 2013. Previously, he held the position of Director of Strategic Partnerships and Opportunistic Investments at the Teacher Retirement System of Texas (2009-2013). Each member of the Investment Committee reviews asset allocation recommendations made by the Adviser’s representatives, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2014: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
Jeremy Radcliffe
Registered investment companies (1)	13	$3.73 billion	0	$—
Other pooled investment companies (1)	18	$1.79 billion	3	$477.55 million
Other accounts	4301	$16.40 billion	3	$10.59 billion
Lee Partridge
Registered investment companies (1)	13	$3.73 billion	0	$—
Other pooled investment companies (1)	16	$1.43 billion	3	$477.55 million
Other accounts	4301	$15.13 billion	3	$10.59 billion
William K. Enszer
Registered investment companies (1)	3	$1.25 billion	0	$—
Other pooled investment companies (1)	2	$—	0	$—
Other accounts	0	$—	0	$—
William B. Hunt
Registered investment companies (1)	3	$1.25 billion	0	$—
Other pooled investment companies (1)	2	$—	0	$—
Other accounts	0	$—	0	$—
William R. Guinn
Registered investment companies (1)	6	$3.44 billion	0	$—
Other pooled investment companies (1)	5	$1.06 billion	2	$426.78 million
Other accounts	4300	$5.90 billion	2	$87.82 million

(1)	For registered investment companies and pooled investment vehicles managed, the number of vehicles reported for master-feeder structures includes both the master fund and feeder funds while the corresponding total assets reported reflect the assets of the master fund only.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Partridge, Radcliffe, Enszer, Hunt and Guinn indirectly own equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Partridge, Radcliffe, Enszer, Hunt and Guinn receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Partridge, Radcliffe, Enszer, Hunt and Guinn also indirectly own equity in the advisers to other funds and are compensated based on the size of the funds’ asset bases and the management and servicing fees charged thereon. In addition, Messrs. Partridge and Radcliffe are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals are responsible for the investment processes and management of the Salient Group. Messrs. Partridge and Radcliffe believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from the Salient Group.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2014 by each Investment Committee Member.

Investment Committee Member	Master Fund	Registered Fund	Institutional Fund	TEI Fund	Institutional TEI W Fund
Jeremy L. Radcliffe	None	None	$500,001 to $750,000	None	None
Lee G. Partridge	None	None	None	None	None
William K. Enszer	None	None	None	None	None
William B. Hunt	None	None	None	None	None
William R. Guinn	None	None	None	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Endowment Master Fund, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date: February 27, 2015

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date: February 27, 2015

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date: February 27, 2015

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: February 27, 2015